UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019 (February 9, 2019)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Stockholders of Fuse Medical, Inc., a Delaware corporation (the “Company”), holding 62,563,059 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), which constitutes a majority of the issued and outstanding shares of Common Stock, acting by written consent in lieu of an annual meeting, effective February 9, 2019, voted all of their shares of Common Stock in favor of the following actions: (i) the reelection of the board of directors of the Company, in its entirety, as previously reported to the Securities and Exchange Commission (the “SEC”) in the Company’s Annual Report for the year ended December 31, 2017, on Form 10-K filed with the SEC on April 6, 2017, amended by Amendment No. 1 on Form 10-K/A filed with the SEC on September 21, 2018; (ii) the ratification of the appointment of Montgomery Coscia Greilich, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017; and (iii) the approval of the Amended and Restated 2018 Equity Incentive Plan of the Company, in the form attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2018, which is herein incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc., filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2018

99.1	Form of Restricted Stock Award Notice and form of Restricted Stock Award Agreement under the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc., filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 18, 2018

99.2	Form of Stock Option Grant Notice and form of Stock Option Agreement under the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc., filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III,
Senior Vice President, Chief Financial Officer and Director

Date: February 11, 2019